Alcan Investor Workshop

Toronto, October 3, 2006
Cynthia Carroll
President and CEO - Alcan Primary Metal

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Forward Looking Statements
Statements made in the course of this presentation which describe the
Company's or management’s objectives, projections, estimates, expectations or predictions may be "forward-looking statements" within the meaning of securities laws.  All statements that address the Company's expectations or projections about the future including statements about the
Company's growth, cost reduction goals, operations reorganization plans, expenditures and financial results are forward-looking statements.  Company cautions that, by their nature, forward-looking statements involve risk and uncertainty and actual actions or results could differ materially.
Reference should be made to the most recent Form 10-Q for a summary of factors that could cause such differences. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company’s website at www.alcan.com in the
“Investors” section.

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Agenda

■
Business Context
■
Operational Excellence
■
Technology Leadership
■
Profitable Growth Opportunities
■
Summary

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■
One of the two largest
aluminum producers in
the world with total
primary metal capacity of
3.5 Mt (10% of world)
■
21 smelters on 5
continents
■
12 power facilities with
total owned capacity of
4,370 Mw
■
World leading market
position in smelting
technology
Key Facts
North America
  Smelting: 1.9 Mt
  Power: 3,583 Mw
Australia
  Smelting: 0.3
Mt
  Power: na
Europe
  Smelting: 1.2
Mt
  Power: 529 Mw
Africa:
  Smelting: 0.05
Mt
  Power: na
Asia:
  Smelting: 0.1 Mt
  Power: 261 Mw
Primary Metal Operations

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Energy: 43,000
MW
Alumina: ~50 Mt
15
25
35
45
55
65
4.5%
+34 MT
+18 MT
+25 MT
3% CAGR
4% CAGR
5% CAGR
31.85
Primary Aluminum Consumption, 1995 - 2020
Capital ≈ $100
Billion
Primary Aluminum Consumption and
Production Constraints

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2020
(57.5 Mt)
Europe
8%
Other
23%
   Middle East
10%
China
23%
Australia
4%
Canada
7%
USA
5%
exUSSR
20%
2005
(31.9 Mt)
Europe
14%
Middle East
6%
Canada
9%
Other
20%
Australia
6%
exUSSR
13%
USA
8%
China
24%
1980
(16.1 Mt)
Europe
22%
Other
19%
Middle East
1%
China
2%
Australia
2%
Canada
7%
USA
30%
exUSSR
17%
Shift In Aluminum Production Centers:
  1980 – 2005 – 2020

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Strategic Direction
APMG is becoming the global leader in the
primary aluminum industry and the supplier of
choice through:
■
World class, low-cost operational excellence
■
Market leading position with cutting-edge AP
technology package and engineering
solutions
■
World-class EHS performance
■
Sustainable value-creating solutions

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Alcan’s production has significantly increased and diversified geographically
Hot Metal Production (000kt)
APMG Geographic Smelting Capacity
A Leader in Aluminum Production

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  Recordable and Lost Time Injury / Illness Case Rate
■
Since 2003, 70%
improvement in recordable
and LTII case rate
■
All sites have been
certified OHSAS 18000
and ISO 14001.
■
Implementation of EHS
FIRST.
■
Initiatives on pedestrian
safety and hazardous
energy control reduced
the severity of APMG
injuries.
Key Facts
Safety results improving continuously
Recordable Case Rate
LTII Case Rate
EHS Performance - Safety

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Direct Total GHG Emissions
tCO2e/t Al
■
Since 1990, GHG emissions
rates have been reduced by
more than 50%
■
Significant efforts are being
applied in operations and
R&D to further reduce
emissions
Key Facts
Successfully addressing GHG emissions while increasing production
EHS Performance - Environment

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APMG Production Exposure to
Power Contract
Projected Market Power Price
Evolution
Close to 90% of APMG production is based on self-generated power and long term contracts
10
15
20
25
30
35
40
45
50
55
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
China
Europe
excl.  Iceland
USA
Middle East
Canada
$/MWh -
nominal
Competitive Position

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In 2006, APMG will reach new sales record for total VAP sales
■
World’s largest third party supplier
of Value Added Products (VAP)
■
In 2006, we expect record sales in
4 of 5 our product lines.
■
Total 2006 VAP sales will exceed
previous record sales
■
Industry player with the best overall
market knowledge.
Key Facts
Product Mix
Value-Added Products

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Achievement
Moving simultaneously on all value drivers, through our current asset optimization initiatives and technological solutions, creates a sustainable business for the future
Energy Consumption
(kWh/kg)
Manpower Productivity
(MT/Empl/Year)
Incremental Aluminum Production (kt)
Alcan Leadership on Cost Drivers

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Cumulative Annual BGP Realized ($M)
■
CI projects
▪
More than 800 projects since
2004 with US$ 88 million
  BGP realized and another
US$ 51 million in execution
■
Very good deployment
progress; By end 2007 all
young high potential employees
would have been trained as BB
■
Average annual BGP from a BB
project is around US$ 0.4 million
Key Facts
sectors
CI deployment delivering substantial value across all Primary Metal Group
Continuous Improvement System

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Cell Technology Leadership
 AP Technology Global Presence
AP-18 (3,492 pots)
AP-30 (3,859 pots)
Australia:
▪
Boyne
▪
Tomago
Canada:
▪
Alma
▪
Lauralco
▪
Alouette
▪
Baie-Comeau
▪
Becancour
Norway:
Karmoy
Bahrain:
Alba
Argentina:
Aluar
Mozambique:
Mozal
South Africa:
Hillside
UK:
Lochaber
Slovenija:
Talum
India:
Nalco
France:
▪
Dunkerque
▪
St-Jean
With a track record of ~6,000kt of production, Alcan’s AP technology leads the global market
 with proven leadership in all aspect of operating cost drivers

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Alcan’s global leading edge smelting technology package is an unparalleled competitive advantage
 Market Leadership
Cell Length=9 m
AP18
Cell Length=18 m
AP50
Cell Length=14 m
AP30
Daily Production (t)
Key Facts
■
Most sustainable,
comprehensive and
proven smelting
technology, engineering
and services package
■
Leadership in full
economic cost
■
Substantially higher
returns on Alcan
sponsored projects
■
Increased focus on
potential breakthroughs
related to AP30 and
AP50 platforms
Alcan’s Smelting Technology:
An Unsurpassed Offer

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Assessment
Development
Execution
A,B,C,D,E,F,G,H,I,J
Sohar
Kitimat, Coega, ISAL
Growth Through Strategic Initiatives

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Expansion /
Retrofit
Greenfield
Kitimat Modernization (Canada)
■
State of the art facility (400 kt)
■
Self generated Energy
ISAL Brownfield (Iceland)
■
Europe’s largest smelter (460 kt)
■
Mainly geothermal power
Coega Greenfield (South Africa)
■
720 kt to be built consequently
■
Long-term energy contract (25 years)
Sohar Greenfield (Oman)
■
Phase I under construction (350 kt)
■
Dedicated power supply
■
Potential phase II (350 kt)
Alouette Brownfield (Canada)
■
America’s largest smelter (554 kt)
■
Completed on budget and ahead of
schedule
Growth Through Strategic Initiatives
Using AP Smelting Technology
All projects are in the 1st Quartile of the industry curve

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Target: 55% of production in first quartile
Unique energy position and
efficient, low cost facilities
Source: CRU
1) Position in 2004
World Ranking Site Corporate Operating Costs - 2005
(US$/t)
Cumulative Production (Kt)
Industry Average
$1,375/t
($1,240/t)1
Alcan 1st
Quartile
48%
Alcan 2nd
Quartile
24%
Alcan 3rd
Quartile
28%
Alcan 4th
Quartile
0%
 Alcan
(44%)1
(22%)1
(21%)1
(13%)1

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■
Significant self-generated energy assets and long-term,
competitively-priced energy contracts
■
World-class, low-cost smelting operations with further AOS potential
■
Diversified operational position from geographic and customer standpoint
■
Market leading position with AP technology combined with proven engineering expertise providing:
▪
Access to attractive new smelter projects
▪
Incremental profit from sales of technology licenses, equipment, and services
■
Access to diverse pipeline of new project opportunities due to superior market intelligence, ‘preferred company’ status, and regional know-how
Sources of Advantage

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